SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported) : November 14, 2001

                               CALPROP CORPORATION
             (Exact name of registrant as specified in its charter)

         California                      1-6844                  95-4044835
-------------------------------   ----------------------       ---------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

13160 Mindanao Way, Suite 180, Marina Del Rey, California               90292
---------------------------------------------------------           ------------
(Address of principal executive offices)                              (Zip Code)

(Registrant's telephone number, including area code)  (310) 306-4314
                                                      --------------

                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report.)

ITEM 5. OTHER EVENTS.

      On August 14, 2001, Calprop Corporation issued a press release announcing its results of operations for the quarter ended September 30, 2001 and discussing certain other matters. The press release is filed as an exhibit hereto.

ITEM 7. EXHIBITS.

      The following exhibits are filed with this current report on Form 8 - K:

      Exhibit No.   Description
      -----------   -----------

         99         Press Release dated November 14, 2001 issued by
                    Calprop Corporation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CALPROP CORPORATION


                                        By: /s/ Mark F. Spiro
                                           -------------------------------------
                                           Mark F. Spiro
                                           Vice President/Secretary/Treasurer
                                           (Chief Financial and Accounting
                                           Officer)
                                           November 19, 2001


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